EXHIBIT 10.71
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER 26

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 26 (“Amendment No. 26”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND

A.
The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP") and now desire to again amend the SBP.

B.	This Amendment No. 26 incorporates the Parties’ agreement to transfer procurement responsibility for certain Partner Managed Inventory (“PMI”) parts from Boeing to Spirit as specified below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
The SBP is hereby amended by deleting the SBP Table of Contents listing of Attachments and replacing it in its entirety with a new Table of Contents listing of Attachments, attached hereto as Exhibit 1.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2.	The SBP is hereby amended by deleting the SBP Table of Amendments Page 4 and replacing it in its entirety with a new Table of Amendments Page 4, attached hereto as Exhibit 2.

3.	The SBP is hereby amended by adding a new SBP Section 12.8.6 “Partner Managed Inventory De-Implementation”, attached hereto as Exhibit 3.

4.	The SBP is hereby amended by deleting SBP Attachment 1 “Work Statement and Pricing” and replacing it in its entirety with a new SBP Attachment 1, attached hereto as Exhibit 4.

5.
The SBP is hereby amended by deleting SBP Attachment 27 “Risk Sharing” Section II “Baseline Prices and Risk Sharing Control Limits” Subsection A and replacing it in its entirety with a new SBP Attachment 27 Section II Subsection A, attached hereto as Exhibit 5.

6.	The SBP is hereby amended by adding a new SBP Attachment 31 “Partner Managed Inventory De-Implementation”, attached hereto as Exhibit 6.

7.
Entire Agreement. Except as otherwise indicated in this Amendment No. 26, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 26. This Amendment No. 26 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 26, and this Amendment No. 26 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 26, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 26.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 26 as of the last date of execution set forth below.

The Boeing Company		Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ Ronald Satterthwaite	By:	/s/ Leanna Hampton
Name:	Ronald Satterthwaite	Name:	Leanna Hampton
Title:	Procurement Agent	Title:	Contract Administrator
Date:	December 14, 2017	Date:	December 14, 2017

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 1

Signature Page

Attachment 1     Work Statement and Pricing
Attachment 2        Production Article Definition and Contract Change Notices
Attachment 3        [Reserved]
Attachment 4        Work Statement Documents
Attachment 5        Boeing AOG Coverage
Attachment 6        Boeing AOG Shipping Notification
Attachment 7        Priced Parts List and Spares Pricing
Attachment 8        Spirit Data Submittals
Attachment 9        On-Site Terms and Conditions Supplement
Attachment 10    Quality Assurance Requirements
Attachment 11    Second Tier Report
Attachment 12    Non-U.S. Procurement Report Form
Attachment 13    [Reserved]
Attachment 14    Production Article Delivery Schedule
Attachment 15    Schedule Change Examples
Attachment 16    Pricing Methodologies
Attachment 17    Commercial Invoice Requirements (Customs Invoice) For Imports
into the United States
Attachment 18    Abnormal Escalation
Attachment 19    [Reserved]
Attachment 20    Bonded Stores Requirements
Attachment 21    Boeing Furnished Material and Inventory Reporting Form
Attachment 22    Compliance and Cooperation regarding orders, Permits and
Approvals
Attachment 23    Derivatives and Mission Improvement Performance to Plan
Attachment 24    Anti-Lobbying Certificate
Attachment 25    Incentive Payment
Attachment 26    Total Cost Management
Attachment 27    Risk Sharing
Attachment 28    Business Case for Rates Greater Than 14 Shipsets Per Month
Attachment 29    Incentive Payment for Quality
Attachment 30    Cost Reduction Achievement Credit
Attachment 31    Partner Managed Inventory De-Implementation

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 2

AMENDMENTS

Number	Description	Date	Approval
23	Annual Price Adjustment thru Line Number [*****] 1. Updated SBP Attachments 1, 2, and 27 Boeing Performed Rework and Repair 1. Updated SBP Attachment 16 Table A.1	8/3/15	J. Loomis L. Hampton
24	Annual Price Adjustment thru Line Number [*****] 1. Updated SBP Attachments 1, 2, 3, and 27 Boeing Performed Rework and Repair 1. Updated SBP Attachment 16 Table A.1	12/16/15	J. Loomis L. Hampton
25
MOU Dated 8-1-17 (Collective Resolution)
1.
Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10, 4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6, and 12.8.1
2.
Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27, 28, and 30
Annual Shipset Price Adjustment thru Line Number [*****]
1.
Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number [*****]
1.
Updated SBP Attachments 1 and 2
		9/22/17	J. Will M. Kurimsky
26	Boeing Performed Rework and Repair 1. Updated SBP Attachment 16 Table A.1 PMI De-Implementation 1. Updated SBP Attachments 1 and 27 2. Added SBP Section 12.8.6 and Attachment 31	12/14/17	R. Satterthwaite L. Hampton

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 3

12.8.6 Partner Managed Inventory De-Implementation

The Parties hereby agree to transfer procurement responsibility for certain Partner Managed Inventory (“PMI”) parts from Boeing to Spirit as set forth in SBP Attachment 31 “Partner Managed Inventory De-Implementation”.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 4

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

Recurring Shipset Price -8

Airplane Numbers	Section 41 & NLG	Pylons	Wing Fixed Leading Edge	Wing Movable Leading Edge	Totals
			[*****]		

Recurring Shipset Price -9

Airplane Numbers	Section 41 & NLG	Pylons	Wing Fixed Leading Edge	Wing Movable Leading Edge	Totals
			[*****]		

Recurring Shipset Price -10

Airplane Numbers	Section 41 & NLG	Pylons	Wing Fixed Leading Edge	Wing Movable Leading Edge	Totals
			[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 4
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

Advanced Payment Recovery (Per Shipset)

Airplane Numbers	Section 41 & NLG	Pylons	Wing Fixed Leading Edge	Wing Movable Leading Edge	Totals
			[*****]		

Boeing Amendment 17 Cost Recovery (per Shipset)

	Totals
[*****]	[*****]

Annual Price Adjustment Line Number [*****] Nonrecurring Allocation through [*****] Line Number [*****]

(Reference SBP 7.2.2, SBP Attachment 16 Section C.3.1.2)

LN [*****] Total	Engineering	Tooling
[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 4
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 5

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

I.	Baseline Prices and Risk Sharing Control Limits

A.
The annual supplemental payment or credit process contained in this Attachment 27 shall utilize the following baseline prices and risk sharing control limits. All prices and calculations shall be made on a total Shipset basis and not at an individual Work Package basis. Upon the establishment of Pricing for a Derivative, a table applicable to such Derivative shall be established and used. Prior to each annual calculation of the supplemental payment or credit, Column (A) shall be updated to reflect the Shipset Prices as determined in each first calendar quarter update in accordance with SBP Section 7.2 and Attachment 16:

787-8 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	[*****]	[*****]
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 5

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

787-9 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	[*****]	[*****]
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787-10 Model	(A)	(B)	(C)
	Attachment 1 Price less Attachment 31 Exhibit B Recurring Supplemental Payment	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	[*****]	[*****]
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 6

SBP ATTACHMENT 31 TO
SPECIAL BUSINESS PROVISIONS

Partner Managed Inventory De-Implementation
(Reference SBP Section 12.8.6)

I.
Spirit shall directly contract with sub-tier suppliers for the provision of certain Partner Managed Inventory (“PMI”) parts (identified in Exhibit A hereto) and any part rolls thereto (“Parts”), which are currently purchased by Boeing, and Boeing shall pay Spirit a supplemental amount for these Parts, all as further specified herein. Such supplemental amounts, which are set forth in Exhibit B hereto, are incorporated into the SBP Attachment 1 pricing and shall be subject to adjustment to reflect any changes pertaining to the design or specifications of the Parts.

II.
The procurement responsibility for the Parts shall be transferred from Boeing to Spirit at the incorporation points identified in Exhibit A hereto. The Parties have mutually agreed on the initial sub-tier suppliers of the Parts as set forth in Exhibit A.

III.
Boeing shall retain engineering responsibility for the Parts. The Parties acknowledge that the Parts are build-to-print to Boeing’s design specifications and drawings. Spirit and its suppliers shall have no design responsibility for the Parts.

IV.	Upon mutual agreement, the Parties may amend this SBP Attachment 31 to modify the Parts listing and supplemental amounts.

V.
The provisions set forth in SBP Section 3.3.4 “Tooling” shall apply to this SBP Attachment 31. For the avoidance of doubt, except as provided in GTA Section 7.2.E “Termination Instructions”, GTA Section 8.2.F “Tooling and Other Materials”, and GTA Section 9.3 “Transfer of Certain Property”, Spirit or its subcontractors shall retain legal title to the Tooling used to manufacture the Parts.

VI.
For purposes of calculating the annual risk sharing supplemental payment or credit as provided in SBP Attachment 27, the supplemental amounts set forth in Exhibit B hereto shall be excluded when calculating the average Shipset Price and control limits as set forth in SBP Attachment 27 Section II.A and the amounts set forth in Exhibit C hereto shall be excluded when calculating Spirit’s average Shipset cost.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 6

SBP ATTACHMENT 31 TO
SPECIAL BUSINESS PROVISIONS
Partner Managed Inventory De-Implementation (cont.)

Exhibit A

Part Number	Quantity per Shipset	Models	Incorp. LN	Initial Supplier
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 26 Exhibit 6

SBP ATTACHMENT 31 TO
SPECIAL BUSINESS PROVISIONS
Partner Managed Inventory De-Implementation (cont.)

Exhibit B

Work Package	Line Numbers	Recurring Supplemental Payment
		787-8	787-9	787-10
[*****]	[*****]	[*****]	[*****]	[*****]

Exhibit C

Work Package	Line Numbers	Established Transfer Cost
		787-8	787-9	787-10
[*****]	[*****]	[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 26                  Boeing Initials:_____ Spirit Initials:_____